                                                                   EXHIBIT 10.11

                RESTRICTED STOCK AGREEMENT (PERFORMANCE SHARES)
                -----------------------------------------------

     This Agreement is made as of the 4th day of April, 2000, by and between TELLIUM, INC., a Delaware corporation (the "Company"), having an address at 2 Crescent Place, Oceanport, New Jersey 07757, and Harry J. Carr, having an address at 2 Manor Hill Drive, Bernardsville, NJ 07924 ("Employee").

     WHEREAS, Employee is the holder of the option (the "Option") to purchase the number of shares of the Company's common stock set forth on Annex I, and Employee desires to exercise such Option as to the number of shares of the Company's common stock set forth on Annex I;

     WHEREAS, in connection with such exercise, the Company has agreed to make a loan to the Employee in the amount set forth on Annex I to pay the exercise price of such Option;

     WHEREAS, it is a condition precedent to the Company's making of such loan that Employee enter into this Agreement with the Company concerning the rights and restrictions of the shares issuable upon exercise of the Option; and

     WHEREAS, in connection with his exercise of the Option, Employee shall become a party to the Company's Amended and Restated Stockholders' Agreement, dated as of December 2, 1999, as amended (the "Stockholders Agreement");

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

I.   OWNERSHIP OF SHARES

     1.1  Shares.  The Employee hereby exercises his Option to purchase from the
          ------
Company the number of shares of the Company's common stock, par value $0.001 per share (the "Shares"), set forth on Annex I, at the exercise price (the "Per Share Price") set forth on Annex I, for an aggregate consideration (the "Purchase Price") equal to the amount set forth on Annex I, which Purchase Price is being paid concurrently herewith in cash in the amount set forth on Annex I and by delivery of a purchase-money promissory note (the "Note") in the form attached hereto as Exhibit A, payment of which is being secured by a pledge of the Shares under a Stock Pledge Agreement (the "Pledge Agreement") being delivered herewith in the form attached hereto as Exhibit B. Employee hereby agrees to deliver to the Secretary of the Company a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit C). The certificates representing the Shares, subject to the Company's Repurchase Right under Article IV hereof, shall be held in escrow by the Secretary of the Company as provided in Article VI hereof.

     1.2  Restricted Securities.  Employee hereby confirms that Employee has
          ---------------------
been informed that the Shares are restricted securities under the Securities Act of 1933, as amended (the "1933 Act") and may not be resold or transferred unless the Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Employee hereby acknowledges that Employee is prepared to hold the Shares for an indefinite period and that Employee is aware that

Rule 144 of the Securities and Exchange Commission (the "Commission") issued under the 1933 Act is not presently available to exempt the offer and sale of the Shares from the registration requirements of the 1933 Act. Employee is aware of the adoption of Rule 144 promulgated under the 1933 Act by the Commission, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Employee understands that Rule 144 is conditioned upon, among other things: (i) the availability of certain current public information about the Company, (ii) the resale occurring not earlier than one (1) year after the party has purchased and paid for the securities to be sold, (iii) the sale being made through a broker in an unsolicited "broker's transaction", and (iv) the amount of securities being sold during any three-month period not exceeding specified limitations. Employee acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time Employee wishes to sell the Shares or other conditions under Rule 144 which are required of the Company. If so, Employee understands that he will be precluded from selling the securities under Rule 144 even if the one-year holding period of said Rule has been satisfied. Prior to Employee's acquisition of the Shares, Employee acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Employee has such knowledge and experience in financial and business matters so as to make him capable of utilizing said information to evaluate the risks of the prospective investment and to make an informed investment decision. Employee is able to bear the economic risk of his investment in the Shares.

     1.3  Disposition of Shares.  Employee hereby agrees that Employee shall
          ---------------------
make no disposition of the Shares (other than a permitted transfer under Section
3.1 hereof) unless and until:

          (a) Employee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition; and

          (b) Employee shall have complied with all requirements of this Agreement and the Stockholders Agreement, applicable to the disposition of the Shares.

     The Company shall not be required (i) to transfer on its books any Shares that have been sold or transferred in violation of the provisions of this
Article I or (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

     1.4  Restrictive Legends.  In order to reflect the restrictions on
          -------------------
disposition of the Shares, the stock certificates representing the Shares will be endorsed with the following restrictive legends, in addition to any legends required by the Stockholders Agreement:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF (A "TRANSFER") EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF A RESTRICTED STOCK AGREEMENT DATED AS OF _____ __, 2000, AS IT MAY BE AMENDED FROM TIME TO TIME. PURSUANT TO SUCH AGREEMENT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY TELLIUM, INC. AND ANY TRANSFEREE OF THESE SECURITIES TAKES SUBJECT TO SUCH REPURCHASE RIGHTS. COPIES OF THE RESTRICTED STOCK AGREEMENT ARE ON FILE WITH THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT."

     1.5  Definitions.  Whenever the following terms are used in this Agreement,
          -----------
they shall have the meaning specified below unless the context clearly indicates to the contrary.

     "Employment Agreement" shall mean the Employment Agreement, dated as of 12/21/99, between the Employee and the Company.

     "Performance Shares" shall mean the Shares listed as Performance Shares on Annex I.

     "Vesting Measurement Date" shall mean the date set forth on Annex I as the Vesting Measurement Date.

     "Vesting Schedule" shall mean the Vesting Schedule set forth on Annex I.

II.  SPECIAL PROVISIONS

     2.1  Stockholder Rights.  Subject to any repurchase rights of the Company
          ------------------
under this Agreement, Employee (or any successor in interest) shall have all the rights of a stockholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Article VI, but subject, however, to the transfer restrictions of Article III.

     2.2  Section 83(b) Election.  Employee understands that under Section 83 of
          ----------------------
the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code"), upon the lapse of any forfeiture restrictions applicable to the Shares, Employee must include as compensation income the difference between the Purchase Price paid for the Shares and their Fair Market Value (as defined in the Stock Option Agreement, dated as of December 21, 1999, between the Company and Employee) on the date on which any such forfeiture restrictions applicable to such Shares lapse. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to its Repurchase Right under Article IV of this Agreement. Employee understands that he shall, at the time of the execution and delivery of this Agreement, be required to elect to include as compensation income an amount equal to the difference (if any) between the Purchase Price paid for the Shares and the Fair Market Value for the Shares at the time the Shares are acquired hereunder rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code, substantially in the form of Exhibit D hereto, with the Internal Revenue Service (the "I.R.S.") within thirty (30) days after the date of purchase of the Shares hereunder. If the Fair Market Value of the Shares at the date of purchase does not exceed the Purchase Price paid (and thus no amount must be included as compensation income), the election may avoid potential adverse tax consequences in the future.

     2.3  Registration of Shares.  Immediately following the registration of the
          ----------------------
Company's common stock under Section 12 of the Securities Exchange Act of 1934, as amended, the Company shall use all commercially reasonable efforts to file a Form S-8/S-3 under the 1933 Act, registering the Shares under the 1933 Act so that the Shares may be resold from time to time by Employee. Notwithstanding the foregoing, Employee agrees to be bound by the provisions of Section 7.4(a) of the Stockholders Agreement, the terms and conditions of which are incorporated herein by reference, as if Employee were a "Stockholder" and the Shares issuable or issued hereunder were "Shares" (as each such term is defined therein).

III. TRANSFER RESTRICTIONS

     3.1  Restrictions on Transfer of Unvested Shares. The Unvested Shares (as
          -------------------------------------------
defined below) shall not be transferable in part or whole other than to the Company pursuant to the Pledge Agreement or by will or by the laws of descent and distribution or pursuant to a domestic relations order or by gift to members of Employee's family, to trusts solely for the benefit of such family members, to persons with whom Employee has had a significant pre-existing business or personal relationship and to partnerships, limited liability companies, corporations or other entities in which such family members, friends and/or trusts are the only partners, and to charitable organizations (and any entity for which the principal purpose is to make a gift to a charitable organization). Following transfer, for purposes of the Unvested Shares, a transferee of any Unvested Shares shall be deemed to be Employee, provided that the Unvested Shares shall be subject to the Repurchase Right under Article IV as if the Unvested Shares were held by the original Employee.

     3.2  Definition of Owner.  For purposes of Article IV of this Agreement,
          -------------------
the term "Owner" shall include the Employee and all subsequent holders of the Shares who own such Shares pursuant to a permitted transfer from the Employee in accordance with Section 3.1 above or who otherwise derive their ownership through a permitted transfer from Employee.

IV.  REPURCHASE RIGHT

     4.1  Grant.  (a) Employee hereby grants the Company the right (the
          -----
"Repurchase Right") to repurchase at a per share price equal to the Per Share Price plus interest on the Per Share Price accruing at the interest rate set forth in the Note from the date of purchase of the Unvested Shares by Employee to the date of repurchase of the Unvested Shares by the Company, all or (at the discretion of the Company and with the consent of the Employee) any portion of the Shares in which the Employee has not acquired a vested interest in accordance with the vesting provisions of Section 4.3 (such shares to be herein called the "Unvested Shares"), which Repurchase Right shall be exercisable at any time during the one year period following the date on which the employment of Employee is terminated pursuant to Sections 4(a), 4(b), 4(c) or 4(d) of the Employment Agreement (a "Repurchase Event").

          (b) Except as this Section 4 provides, the termination of the Employment Agreement shall have no effect on the Unvested Shares or the terms and conditions of this Agreement.

     4.2  Exercise of the Repurchase Right.  The Repurchase Right shall be
          --------------------------------
exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable one year period specified in Section 4.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then the Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The payment of the amount of the appropriate repurchase price shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with Section 6.3 or from Owner as herein provided), be paid first by reducing such amount by the amount of any indebtedness and accrued interest thereon due from the Owner to the Company and then the remainder shall be paid by delivery to the Owner of a certified check payable to the Owner. In respect to any purchase of Unvested Shares pursuant to this Section 4.2, the Company may elect (but shall have no obligation) to cause its designee to purchase such Unvested Shares.

     4.3  Termination of the Repurchase Right.  The Repurchase Right shall
          -----------------------------------
terminate, and cease to be exercisable, with respect to the Unvested Shares as described in subsections (a) and (b) of this Section 4.3.

          (a) The Repurchase Right shall terminate, and cease to be exercisable, with respect to any Unvested Shares for which it is not timely exercised under
Section 4.2.

          (b) The Repurchase Right shall terminate, and cease to be exercisable, with respect to the Performance Shares in which the Employee vests in accordance with the Vesting Schedule set forth on Annex I. Accordingly, provided no Repurchase Events shall have taken place, the Employee shall acquire a vested interest in, and the Repurchase Right provided in Section 4.1 shall lapse with respect to, the Performance Shares, in accordance with such Vesting Schedules.

          (c) All Performance Shares shall, however, continue to be subject to the market stand-off provisions of Section 2.3 above.

          (d) The provisions of Section 4.3(b) above shall cease to apply with respect to any Unvested Shares that have not yet vested upon the occurrence of a Repurchase Event described in Section 4.1 above.

     4.4  Additional Shares or Substituted Securities.  In the event of any
          -------------------------------------------
stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure; provided, however, that the aggregate Purchase Price shall remain the same.

     4.5  Corporate Transaction. Notwithstanding anything contained in this
          ---------------------
Agreement to the contrary, in the event of a Corporate Transaction, all Unvested Shares shall immediately vest and the Repurchase Right shall lapse. For purposes hereof, the term "Corporate Transaction" shall mean (i) a sale or
                           ---------------------
acquisition of beneficial ownership of equity securities of the Company constituting 50% or more of the total voting power of the Company's shareholders to or by a party or group of related parties (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) in a transaction or series of related transactions,
(ii) a merger or consolidation of the Company with or into another entity in connection with which the holders of equity securities of the Company prior to such transaction possess less than 50% of the total voting power of the surviving company after such transaction, (iii) a complete liquidation or dissolution of the Company, (iv) a sale of all or substantially all of the assets of the Company or (v) a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (x) have been Board members continuously since the beginning of such period or (y) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (x) who were still in office at the time such election or nomination was approved by the Board or by persons who were nominated by such Board members.

     4.6  Certain Additional Payments by the Company.
          ------------------------------------------

          (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that as a result of the acceleration of the vesting of the then-Unvested Shares (the "Accelerated Shares") pursuant to Section 4.5 above upon the occurrence of a Corporate Transaction, the Employee would be required to pay an Excise Tax with respect to the Accelerated Shares, then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the amount of the Excise Tax attributable to the Accelerated Shares.

          (b) Subject to the provisions of Section 4.6(c), all determinations required to be made under this Section 4.6, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Deloitte & Touche or such other nationally recognized certified public accounting firm as may be designated by the Company (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the receipt of notice from the Employee that he has received Accelerated Shares, or such earlier time as is requested by the Company. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 4.6(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

          (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Employee is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings related to such claim;

     provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 4.6(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount.

          (d) If, after the receipt by the Employee of a Gross-Up Payment or an amount advanced by the Company pursuant to Section 4.6(c), the Employee becomes entitled to receive any refund with respect thereto, the Employee shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto).

          (e) Notwithstanding any other provision of this Section, the Company may withhold and pay over to the Internal Revenue Service for the benefit of the Employee all or any portion of the Gross-Up Payment that it determines in good faith that it is or may be in the future required to withhold, and the Employee hereby consents to such withholding.

          (f) For purposes of this Section 4.6, the portion of the Excise Tax attributable or applicable to the Accelerated Shares shall be deemed to be equal to the product of (i) the aggregate Excise Tax payable in connection with the relevant Corporate Transaction times (ii) a fraction, the numerator of which is the "parachute payment" attributable to the Accelerated Shares under Section 280G(b)(2) of the Code and the denominator of which is the aggregate amount of all payments that constitute "parachute payments" under Section 280G(b)(2) of the Code with respect to such Corporate Transaction, as determined in each case by the Accounting Firm.

          (g) Definitions.  For the purposes of this Section 4.6, the term
              -----------
"Excise Tax" shall mean the excise tax imposed by Section 4999 of the Code, together with any interest or penalties imposed with respect to such excise tax.

     V.   [INTENTIONALLY OMITTED]

     VI.  ESCROW

          6.1  Deposit.  Upon issuance, the certificates for the Shares shall be
               -------
deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Article VI. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit C. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 6.3 below. Upon delivery of the certificates (or other assets and securities) to the Company, the Owner shall be issued an instrument of deposit acknowledging the number of Shares (or other assets and securities) delivered in escrow to the Secretary of the Company.

          6.2  Recapitalization.  All regular cash dividends on the Shares (or
               ----------------
regular cash dividends on any other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow under this
Article VI, but only to the extent the Shares are at the time subject to the escrow requirements of Section 6.1 above.

          6.3  Release/Surrender.  The Shares, together with any other assets or
               -----------------
securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

               (a) Should the Company elect to exercise the Repurchase Right under Article IV hereof with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities).

               (b) As the interest of the Owner in the Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Article IV hereof, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

                    (i) Releases of the Performance Shares (or other vested assets and securities) shall occur promptly after such shares vest in accordance with the Vesting Schedule.

                    (ii) Upon any earlier termination of the Company's Repurchase Right in accordance with the applicable provisions of Article IV hereof, the Shares (or other assets or securities) at the time vested in Owner and held in escrow hereunder shall promptly be released to the Owner as fully vested shares (or other property).

               (c)  Notwithstanding anything to the contrary contained in this
Section 6.3, all Shares (or other assets or securities) released from escrow in accordance with the provisions of Section 6.3(b) hereof shall nevertheless remain subject to the market stand-off provisions of Section 2.3 above until such provisions terminate in accordance therewith.

     VII. GENERAL PROVISIONS

          7.1  Assignment.  The Company may assign its Repurchase Right under
               ----------
Articles IV to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more stockholders, officers or directors of the Company.

          7.2  No Right to Continued Employment.  Nothing in this Agreement
               --------------------------------
shall be interpreted or construed to confer any right with respect to continuance of employment by the Company, nor shall this Agreement interfere in any way with the right of the Company to terminate Employee's employment at any time.

          7.3  Notices.  Any notice required in connection with (i) the
               -------
Repurchase Right or (ii) the disposition of any Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated above or at such other address as such party may designate by ten (10) days' advance written notice under this
Section 7.3 to all other parties to this Agreement.

          7.4  No Waiver.  The failure of the Company (or its assignees) in any
               ---------
instance to exercise the Repurchase Right granted under Article IV hereof shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and the Employee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          7.5  Cancellation of Shares.  If the Company (or its assignees) shall
               ----------------------
make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the Repurchase Right, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

    VIII. MISCELLANEOUS PROVISIONS

          8.1  Employee Undertaking.  Employee hereby agrees to take whatever
               --------------------
additional action and execute whatever additional documents the Company may, in its judgment, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Employee or the Shares pursuant to the express provisions of this Agreement.

          8.2  Modification of Agreement.  This Agreement may be modified,
               -------------------------
amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

          8.3  Severability.  Should any provision of this Agreement be held by
               ------------
a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

          8.4  Governing Law.  The validity, interpretation, construction and
               -------------
performance of this Agreement shall be governed by the laws of the State of New Jersey without giving effect to the conflicts of laws principles thereof.

          8.5  Successors in Interest.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of Employee's legal representatives. All obligations imposed upon Employee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon Employee's heirs, executors, administrators and successors.

                                     * * *

          IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first indicated above.

                                        THE COMPANY:

                                                TELLIUM, INC.

                                                By:  /s/ Michael J. Losch
                                                   -----------------------------
                                                   Name:  Michael J. Losch
                                                   Title: Secretary

                                        THE EMPLOYEE:

                                                   /s/ Harry J. Carr
                                                --------------------------------
                                                Harry J. Carr

                               AMENDMENT NUMBER 1

             TO THE RESTRICTED STOCK AGREEMENT (PERFORMANCE SHARES)


     This Amendment Number 1 (this "Amendment") is made by and between Tellium, Inc., a Delaware corporation (the "Company"), having an address at 2 Crescent Place, Oceanport, New Jersey 07757, and Harry J. Carr, having an address at 2 Manor Drive, Bedminster, New Jersey ("Employee").

     WHEREAS, the Company and the Employee entered into the Restricted Stock Agreement (Performance Shares) dated as of the 4th day of April, 2000 (the "Stock Agreement");

     WHEREAS, the Board of Directors of the Company (the "Board") approved on April 13, 2000 the amendment (the "Change") of Section 4.3 (b) of the Stock Agreement to terminate the Repurchase Right on the earlier of (x) the Employee vesting in the Performance Shares and (y) April 13, 2002;

     WHEREAS, on April 13, 2000 the Employee and the Company agreed to the terms of the Change;

     WHEREAS, the Board authorized the officers of the Company to execute an amendment to the Stock Agreement setting forth the Change;

     WHEREAS, the Company and the Employee desire to amend the Stock Agreement in accord with the Board's approval and as set forth herein;

     NOW, THEREFORE, based on the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Unless otherwise specified, the capitalized terms used herein shall have the meanings assigned to them in the Stock Agreement.

     2. As of the date hereof, Section 4.3 (b) is amended and restated in its entirety as follows:

          The Repurchase Right shall terminate, and cease to be exercisable, with respect to the Performance Shares on the earlier of (x) the Employee vesting in the Performance Shares in accordance with the Vesting Schedule set forth on Annex I and (y) April 13, 2002. Accordingly, provided no Repurchase Events shall have taken place, the Repurchase Right provided in Section 4.1 shall lapse with respect to the Performance Shares on the earlier of (x) the time the Employee shall have acquired a vested interest in the Performance Shares in accordance with Annex I and (y) April 13, 2002.

     3. Except as specifically amended herein, the provisions of the Stock Agreement shall continue in full force and effect as set forth therein.

     IN WITNESS WHEREOF, the Parties have executed this Amendment on the date set forth below, effective as of April 13, 2000.



TELLIUM, INC.


By:  /s/ Michael J. Losch                       September 18, 2000
   ------------------------                     -------------------
Name:                                           Date
Title:





   /s/ Harry J. Carr                            September 18, 2000
---------------------------                     -------------------
Harry J. Carr                                   Date